Third Quarter
2009 Review
October 28, 2009
Third Quarter
2009 Review
October 28, 2009
John V. Faraci
Chairman &
Chief Executive Officer
Tim S. Nicholls
Senior Vice President &
Chief Financial Officer
Exhibit 99.2

Forward-Looking
Statements
Forward-Looking
Statements
These slides and statements made during this presentation contain forward-looking statements. These statements reflect management's current views and are subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied in these statements. Factors which could cause actual results to differ relate to:
(i)  increases in interest rates; (ii) industry conditions, including but not limited to changes in the cost or availability of raw materials, energy and transportation costs, competition we face, cyclicality and changes in consumer preferences, demand and pricing for its products; (iii) global economic conditions and political changes, including but not limited to the impairment of financial institutions, changes in currency exchange rates, credit ratings issued by recognized credit rating organizations, the amount of our future pension funding obligation, changes in tax laws and pension and health care costs; (iv) unanticipated expenditures related to the cost of compliance with environmental and other governmental regulations and to actual or potential litigation; and (v) whether we experience a material disruption at one of our manufacturing facilities and risks inherent in conducting business through a joint venture. We undertake no obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise. These and other factors that could cause or contribute to actual results differing materially from such forward looking statements are discussed in greater detail in the company's Securities and
Exchange Commission filings.

Statements Relating
to Non-GAAP
Financial Measures
Statements Relating
to Non-GAAP
Financial Measures
During the course of this presentation, certain
non-U.S. GAAP financial information will be
presented.
A reconciliation of those numbers to U.S.
GAAP financial measures is available on the
company’s website at internationalpaper.com
under Investors.

$0.48
$0.36
$0.20
$0.37
3Q08
2Q09
3Q09
Operating Business EPS
Forest Products EPS

Third Quarter 2009
Solid Results
Third Quarter 2009
Solid Results
Stabilized Volumes
Continued Margin Expansion
$1.3 Billion in Free Cash Flow*
$1.3 Billion Debt Reduction
Earnings from continuing operations before special items
• * Cash provided by continuing operations less capital expenditures, including alternative fuel mixture credits

3Q09 Financial Snapshot
3Q09 Financial Snapshot
• Earnings from continuing operations before special items
•
*
Cash provided by continuing operations less capital expenditures, excluding alternative fuel credits of
$0.7B in 2Q09 and $0.5B in 3Q09 and cash received under European accounts receivable securitization
• of $0.2B in 3Q09
$ Billion
3Q08 2Q09 3Q09
Sales $6.8 $5.8 $5.9
EBITDA $1.0 $0.7 $0.8
Free Cash Flow $0.7 $0.6* $0.6*
Debt $12.7 $10.9 $9.6
Cash Balance $0.8 $1.7 $1.7

10.6%
12.1%
2008
3Q09 YTD
14.8%
16.4%
2008
3Q09 YTD

Overcoming Economic Challenges
EBITDA Margin Expansion in Difficult Markets
Overcoming Economic Challenges
EBITDA Margin Expansion in Difficult Markets
Operating profit before special items
Excludes Forest Products earnings
EBITDA Margins
EBITDA Margins exc. xpedx

Free Cash Flow
Free Cash Flow
$ Million 3Q08 2Q09 3Q09
Cash from Operations $946 $707 $713*
Alternative Fuel Mixture
Tax Credits
- $688 $463
Cash Provided by
Continuing Operations
$946 $1,395 $1,381
Less Capital Investment ($250) ($131) ($108)
Free Cash Flow $696 $1,264 $1,273
* Excludes $205MM cash received under European accounts receivable securitization

INTERNATIONAL PAPER

$14
$13
$12
$11
$10
$9
$8
Billion
$12.7
$0.6
$0.6
$0.6[1]
$1.3[2]
$9.6
August 2008 Pro Forma with Acquisition
2H08
1Q09
2Q09
3Q09
Quarter-End Balance

Debt Reduction Progress
$3.1 Billion Reduction since Acquisition
Debt Reduction Progress
$3.1 Billion Reduction since Acquisition
1
Excludes the debt repayment of $1B from the proceeds of our May bond issuance: $1B 9.375% notes due 2019
2
Excludes the debt repayment of $1B from the proceeds of our August bond issuance: $1B 7.5% notes due 2021

1,056
676
459
97
97
97
100
192
97
903
35
60
72
50
3Q08 4Q08 1Q09 2Q09 3Q09
Maintenance
Valliant #3 LOO
Lack-of-Order
N.A. Lack of Order & Maintenance Downtime
15% of Capacity in 3Q, Down from 29% Peak in 1Q
N.A. Lack of Order & Maintenance Downtime
15% of Capacity in 3Q, Down from 29% Peak in 1Q
Lack-of-order & maintenance downtime for North American Containerboard, Uncoated Papers, Market Pulp, & Coated
Paperboard.  See Appendix slide 33 for detail by business.
2009 LOO downtime excludes capacity from mills or machines that have been permanently shutdown (Franklin #3 - 32,000 tons and Louisiana mill -120,000 tons) as of September 30, 2009
107
1,013
1,253
965
653

Capacity Management Summary
Adjusting
Mill
Capacity
to
Meet our Customers’ Needs
Capacity Management Summary
Adjusting
Mill
Capacity
to
Meet our Customers’ Needs
Mill Products
Annual
Capacity
(Tons)
Number
of
Machines
% of IP
Capacity
Estimated
Closure
Franklin,
VA
Uncoated
Freesheet
600,000
1
3 19%
Spring
2010
Coated
Paperboard
140,000 1 7%
By 2009
Year-End
Albany,
OR
Containerboard 580,000 2
12%
Mid-
December
Pineville,
LA
Containerboard 390,000 1
Valliant,
OK
Containerboard 430,000
2
1
•
1
Does not include 150,000-ton capacity of #3 machine previously closed in November 2008
•
2
Capacity of #3 machine previously indefinitely idled in November 2008

80
58
66
(8)
WY
PKG
(4)
(24)
0
15
30
45
60
75
90
2005
Headcount*
Divestments
& Acquisitions
Headcount
Reduction
June
2008
Headcount
Reduction
September
2009
Aggressive Restructuring
& Cost Reduction
28% Headcount Reduction
Aggressive Restructuring
& Cost Reduction
28% Headcount Reduction
* At January 1, 2005
Excludes Ilim joint venture employees

.20
.37
.09
.03
.03
.11
.02
.07
(.12)
(.06)
$0.00
$0.05
$0.10
$0.15
$0.20
$0.25
$0.30
$0.35
$0.40
2Q09 Volume/
LOO
Price Input
Costs
Operations/
Costs
Mix Maintenance
Outages
Tax Ilim JV 3Q09
Earnings before special items.
3Q09 vs. 2Q09 EPS
Volumes Improved, Strong Cost Management, Ilim
Recovery
3Q09 vs. 2Q09 EPS
Volumes Improved, Strong Cost Management, Ilim
Recovery

255
214
12
42
(74)
(9)
(3)
(9)
$0
$50
$100
$150
$200
$250
$300
2Q09 Volume/
LOO
Price Input
Costs
Maintenance
Outages
Operations/
Costs
Mix 3Q09
Industrial Packaging
Earnings
3Q09 vs. 2Q09
Industrial Packaging
Earnings
3Q09 vs. 2Q09
Includes ($7MM) cost
of fire at Savannah Mill
Earnings before special items

INTERNATIONAL PAPER

25%
20%
15%
10%
5%
0%
13.8%
20.7%
19.0%
16.9%
16.9%
15.4%
8.2%
13.3%
14.6%
IP
Competitor A
Competitor B
3Q08
2Q09
3Q09

N.A. Industrial Packaging
Relative EBITDA Margins
Outperforming Competitors in 2009
N.A. Industrial Packaging
Relative EBITDA Margins
Outperforming Competitors in 2009
IP EBITDA margins based on North American Industrial Packaging operating profit before special items
Competitor EBITDA
margin
estimates obtained from public
filings
and IP analysis

86
138
27
3
19
22
6
4
(29)
$0
$25
$50
$75
$100
$125
$150
$175
2Q09 Volume/
LOO
Price Input
Costs
Operations/
Costs
Maintenance
Outages
Mix Other 3Q09
Printing
Papers Earnings
3Q09 vs. 2Q09
Printing
Papers Earnings
3Q09 vs. 2Q09
Earnings Before Special Items

86
138
31
12
13
(4)
$0
$25
$50
$75
$100
$125
$150
2Q09 NA Paper NA Pulp Europe Brazil 3Q09
Printing Papers Earnings
3Q09 vs. 2Q09
Printing Papers Earnings
3Q09 vs. 2Q09
Earnings Before Special Items

38
68
8
7
6
19
(8)
(2)
$0
$15
$30
$45
$60
$75
2Q09 Volume/
LOO
Price Input
Costs
Operations/
Costs
Maintenance
Outages
Mix 3Q09
Consumer Packaging
Earnings
3Q09 vs. 2Q09
Consumer Packaging
Earnings
3Q09 vs. 2Q09
Earnings before special items

$ Million 3Q08 2Q09 3Q09
Sales $2,075 $1,595 $1,665
Earnings $35 $10 $21
xpedx
3Q09 vs. 2Q09
xpedx
3Q09 vs. 2Q09
Sales revenue up 5% vs. 2Q09
Cost savings driving the bottom line
Volume improvements in all segments
Printing, Packaging & Facility Supplies
Winning new business in National Accounts

$ Million 3Q08 2Q09 3Q09
Sales (100%) $530 $290 $305
Earnings (IP Share) $5 ($30) $0
Ilim’s results are reported on a one-quarter lag
IP’s shares of Ilim’s 3Q08, 2Q09 & 3Q09 earnings includes after-tax foreign exchange losses of
$3 million and $22 million, and an after-tax foreign exchange gain of $10 million, respectively
Ilim Joint Venture
Ilim Joint Venture
3Q09 vs. 2Q09 3Q09 vs. 3Q08
Business
Volume
Price /
Ton
Volume
Price /
Ton
Pulp 3% $5 (4%) ($304)
Containerboard 7% ($26) 6% ($222)

IP Asia –
Building
Breadth & Scale
Surpassed $1 Billion Revenue Run Rate
IP Asia –
Building
Breadth & Scale
Surpassed $1 Billion Revenue Run Rate
Consumer Packaging - Sun Joint Venture
• 3 machines with 900,000 tons capacity
• #1 in coated paperboard
Shorewood & Foodservice
• 4 facilities
Industrial Packaging
• 12 corrugated plants
Printing & Communications Papers
• UFS sales revenue up 50% over 2Q
Distribution
• Sales volume up 50% over 2Q
Corrugator Plant
Sheet Plant
Shorewood/ foodservice plant
IP-Sun JV
China
India
Korea
Thai
Indonesia
Beijing
Chengdu
Guangzhou
Shenyang
Chongqing
Shanghai
Tianjin
Dongguan
Yanzhou
Dalian
Wuxi
Guangzhou
Foshan
Sacheon
International Paper’s  Asian results are reported in the Industrial Packaging, Consumer Packaging and Printing Papers segments

IP Asia
Strong Growth
IP Asia
Strong Growth
International Paper’s  Asian results are reported in the Industrial Packaging, Consumer Packaging and Printing Papers segments.
$680
$845
$1,150
2007 2008 3Q09
Run-Rate
$15
$62
($27)
2007 2008 3Q09
Run-Rate
Sales
Change in Earnings
Contribution to IP

$ Million 3Q08 2Q09 3Q09
Sales $255 $215 $275
Earnings $58 $23 $36
EBITDA Margin 35% 24% 25%
IP Brazil results are reported in the Printing Papers segment
IP Brazil
IP Brazil
3Q09 vs. 2Q09 3Q09 vs. 3Q08
Business
Volume
(000 Metric
Tons)
Price /
Ton
Volume
(000 Metric
Tons)
Price /
Ton
Uncoated Freesheet 21% ($37) 31% ($110)
Domestic 16% ($25) 2% $16
Export 25% ($48) 69% ($211)

23 Third Quarter Summary Solid Results Despite Recession Third Quarter Summary Solid Results Despite Recession Stabilized Volumes Margin Expansion Strong Free Cash Flow Accelerated Debt Reduction

Biomass Crop Assistance Program &
Cellulosic Ethanol Tax Credits
Biomass Crop Assistance Program &
Cellulosic Ethanol Tax Credits
Biomass Crop Assistance Program
• Investigating the program
• Need final, written regulations to understand
• Believe that the definition of biomass should be narrowly
defined to ensure level playing field for paper industry
• Encourage implementation of Phase II to increase
biomass supply
Cellulosic Ethanol Tax Credits
• We believe that pulp & paper producers do not qualify

Fourth Quarter Outlook
Changes from 3Q09
Fourth Quarter Outlook
Changes from 3Q09
North America Europe Brazil
Russia -
Svetogorsk
Asia
Volume
Paper
Seasonally
Soft
Stable
Seasonal
Increase
Increasing Stable
Packaging
Seasonal
Decrease
Seasonal
Increase
Stable
Pricing
Paper
Pulp Increasing,
Paper Stable
Improving Stable Stable Stable
Packaging Box Pricing
Margin
Pressure
Stable
Maintenance
Outages
$31MM
Unfavorable
$10MM
Favorable
Flat Flat
Input & Freight
Costs
Increasing Increasing Flat Increasing Pulp Up
xpedx Stable
Ilim Joint
Venture
Improving
Forest
Products
Flat

26 Priorities Priorities Realize Restructuring & Cost Reduction Benefits Match our Supply to our Customers’ Needs Optimize Industrial Packaging Business Continue Debt Reduction

27 Appendix Investor Relations Contacts Thomas A. Cleves 901-419-7566 Emily Nix 901-419-4987 Media Contact Kathleen Bark 901-419-4333

Special Items Net of Taxes
3Q09
Special Items Net of Taxes
3Q09
$ Million EPS
Earnings Before Special Items $157 $0.37
Special Items Net of Taxes:
Alternative Fuel Mixture Credits $320
Debt Extinguishment Costs ($63)
Overhead Reduction Initiative ($24)
Integration Costs ($11)
Other Previously Announced Closures* ($8)
Total Special Items Net of Taxes $214 $0.50
Net Earnings $371 $0.87
*
Does not include closures announced on October 22, 2009

$ Billion 2007
1
2008
2009
Estimate
Capital Spending
$1.3 $1.0 $0.6
Depreciation &
Amortization
$1.1 $1.3 $1.5
3
Net Interest Expense
$0.3 $0.5 $0.7
Corporate Items
2
$0.2 $0.1 $0.2
Effective Tax Rate
2
30% 31.5% 30-32%
1
Excludes discontinued operations
2
Before special items and excluding Ilim
3
Estimated depreciation impacted by extensive lack-of-order downtime
Key Financial Statistics
Key Financial Statistics

INTERNATIONAL PAPER

Million
2009
2011
2013
2015
2017
2019
2021
2023
2025
2027
2029
2031
2033
2035
2037

$0
$200
$400
$600
$800
$1,000
$1,200
$1,400
$1,600
$1,800
$2,000
Debt Maturities Monetization & Other
Monetization & Other: Intend to rollover or refinance timber monetization debt, Sun JV debt and other foreign subsidiary debt
Preferred Annual
Debt Ceiling
Debt Maturity Profile
Maturities as of Quarter-End
Debt Maturity Profile
Maturities as of Quarter-End

Cash & Committed Facilities
$4.2 Billion
Cash & Committed Facilities
$4.2 Billion
$ Billion Maturity Facility Cost
Quarter-End Cash -
$1.7
-
$1.0B
1
Accounts
Receivables Program
JAN 2010
Zero Drawn
CP Rate
2
+ 150 bps
$1.5B Corporate
Revolver
MAR 2011
Zero Drawn
LIBOR + 50 to 60 bps
Total Cash & Committed Facilities
$4.2
-
Cost includes commitment fees
1
$942 million available at quarter-end based on eligible receivable balances
2
Conduit’s rate

Debt Covenants & Credit Ratings
Debt Covenants & Credit Ratings
Covenant
As of 9/30
Maximum Debt-to-Total Capital 60% 44.7%
Minimum Consolidated Net Worth $9B $11.9B
Rating
Outlook
Standard & Poor’s BBB Negative
Moody’s Baa3 Negative

INTERNATIONAL PAPER

Thousand Tons
Containerboard
679
524
452
366
97
97
130
61
2Q09
3Q09
Uncoated Papers
166
72
132
42
34
30
2Q09
3Q09
Market Pulp
11
10
1
6
2Q09
3Q09
Coated Paperboard
109
82
51
27
2Q09
3Q09
Valliant #3 LOO
LOO
Maintenance

N.A. Lack of Order & Maintenance Downtime
15% of Capacity in 3Q, Improved from 22% in 2Q
N.A. Lack of Order & Maintenance Downtime
15% of Capacity in 3Q, Improved from 22% in 2Q
LOO downtime excludes capacity from mills or machines that have been permanently shutdown (Franklin #3 - 32,000 tons and Louisiana mill - 120,000 tons) as of September 30, 2009

$ Millions 1Q09 2Q09 3Q09 4Q09E
Industrial Packaging $44 $46 $4 $26
North America 19 33 34 25
Europe 7 19 10 0
Brazil 5 0 2 0
Printing Papers Total $31 $52 $46 $25
Consumer Packaging $4 $20 $1 $19
Total Impact $79 $118 $51 $70
Dollar impact of planned maintenance outages are estimates and subject to change
Maintenance Outages Expenses
Maintenance Outages Expenses

Forest Products
3Q09
vs. 2Q09
Forest Products
3Q09
vs. 2Q09
3Q08 2Q09 3Q09
Sales ($ Million) $55* $10 $5
Earnings ($ Million) $305 $3 $2
Acres Sold 33,000 2,900 3,200
Price / Acre $1,564 $2,649 $1,994
The pending sale of 143,000 acres not expected to close in 4Q09.
Interested parties are continuing their due diligence efforts and we will have a better view on this transaction later in 4Q09.
* Mineral rights sale is not reflected in sales but in Other Income

3Q09 vs. 2Q09 3Q09 vs. 3Q08
Business
Volume
Price /
Ton
Volume
Price /
Ton
N.A. Container (2%) ($33) (15%)
*
($15)
*
European Container (6%) (€14) (4%) (€92)
Industrial Packaging
Industrial Packaging
*
Estimate based on IP legacy plus WY PKG history

Average IP price realization (includes the impact of mix across all grades)
3Q09 vs. 2Q09 3Q09 vs. 3Q08
Business
Volume Price / Ton Volume Price / Ton
N.A. Paper 8% ($24)
*
(13%) ($79)
N.A. Pulp 15% $2 (8%) ($131)
European Paper (8%) (€18) (14%) (€101)
Printing
Papers
Printing
Papers
* The average selling price for 20# cut-size remained flat during the third quarter

Average IP price realization (includes the impact of mix across all grades)
3Q09 vs. 2Q09 3Q09 vs. 3Q08
Volume Price/Ton Volume Price/Ton
U.S. Coated Paperboard
2% ($23) (19%) $31
Revenue Price Revenue Price
Converting Businesses 0% NA (9%) NA
Consumer Packaging
Consumer Packaging

Special Items
Special Items
Special Items Pre-Tax:
3Q08 2Q09 3Q09
Industrial
Packaging
Alternative Fuel Mixture Credits $208 $221
Integration Costs ($58) ($18) ($18)
Facility Closure Costs* ($63) ($7)
Printing
Papers
Alternative Fuel Mixture Credits $197 $226
Facility Closure Costs* ($107) ($4) ($1)
Consumer
Packaging
Alternative Fuel Mixture Credits $77 $78
Reorganization ($8) ($1) ($2)
Corporate
Restructuring & Other Charges ($89) ($59) ($141)
Sale of Forestlands $3
Total Special Items Pre-Tax
($259)
$337 $356
* Does not include closures announced on October 22, 2009

3Q09 EBITDA
before Special Items
3Q09 EBITDA
before Special Items
Operating
Profit
$ Million
D & A
$ Million
Tons
Thousand
EBITDA
$ per Ton
EBITDA
Margin %
Industrial Packaging
North America
$201 $156 2,469 $145 19.8%
Europe
$13 $8 252 $83 8.8%
Printing Papers
North America
$92 $58 775 $194 20.7%
Western Europe
($5) $5 68 $0 0%
Eastern Europe & Russia
$43 $15 236 $246 28.7%
Brazil
$36 $32 282 $241 24.8%
U.S. Market Pulp
($18) $10 301 ($27) (5.2%)
Consumer Packaging
U.S. Coated Paperboard
$46 $35 324 $250 22.9%
1
Excludes Recycling & Bag businesses; includes Saturating Kraft business
2
Includes Bleached Kraft business
3
Excludes Market Pulp
3
3
2
1

Operating
Profits by Industry Segment
Operating
Profits by Industry Segment
$ Million
3Q08 2Q09 3Q09
Industrial Packaging
$153 $255 $214
Printing Papers $210 $86 $138
Consumer Packaging $6 $38 $68
Distribution
$35 $10 $21
Forest Products
$305 $3 $2
Operating Profit
$709 $392 $443
Net Interest Expense ($144) ($173) ($169)
Noncontrolling Interest /
Equity Earnings Adjustment
($1) $8 $5
Corporate Items
($40) ($44) ($46)
Special Items
($259) $337 $356
Earnings from continuing operations before income
taxes, equity earnings & noncontrolling interest
$265 $520 $589
Equity Earnings, net of taxes - Ilim
$5 ($30) $0

Geographic Business Segment Operating
Results
from Continuing Operations before Special Items
Geographic Business Segment Operating
Results
from Continuing Operations before Special Items
$ Million
Sales Operating Profit
3Q08 2Q09 3Q09 3Q08 2Q09 3Q09
Industrial Packaging
North American $1,935 $1,955 $1,890 $140 $241 $201
European $285 $240 $240 $11 $14 $14
Asian $100 $75 $100 $2 $0 $0
Printing Papers
North American $905 $685 $725 $131 $61 $92
European $425 $315 $300 $29 $16 $28
Brazilian $255 $215 $275 $58 $23 $36
U.S. Market Pulp $210 $135 $155 ($9) ($14) ($18)
Asian $5 $10 $15 $1 $0 $0
Consumer Packaging
North American $645 $565 $565 $7 $17 $44
European $80 $80 $80 $1 $14 $17
Asian $105 $125 $145 ($2) $7 $7
Distribution $2,075 $1,595 $1,665 $35 $10 $21
Excludes Forest Products

1
Assuming dilution
2
A reconciliation to GAAP EPS is available at www.internationalpaper.com under the Investors tab at presentations
Pre-Tax
$MM
Tax
$MM
Minority
Interest
$MM
Equity
Earnings
Net
Income
$MM
Estimated
Tax Rate
Average
Shares
MM
Diluted
EPS
Before Special Items
1Q09
$97 ($32) ($4) ($27) $34 33% 423 $0.08
2Q09
$183 ($61) ($4) ($32) $86 33% 425 $0.20
3Q09
$233 ($70) ($6) $0 $157 30% 429 $0.37
Special Items
1Q09
$421 ($198) $0 $0 $223 47% 423 $0.53
2Q09
$337 ($287) $0 $0 $50 85% 425 $0.12
3Q09
$356 ($142) $0 $0 $214 40% 429 $0.50
Earnings
1Q09
$518 ($230) ($4) ($27) $257 44% 423 $0.61
2Q09
$520 ($348) ($4) ($32) $136 67% 425 $0.32
3Q09
$589 ($212) ($6) $0 $371 36% 429 $0.87
2009 Earnings
2009 Earnings
2
1

Forest Products Earnings
.84
.48
.36
.46
(.31)
(.30)
.24
(.09)
(.04)
.05
.01
(.01)
.37
EPS
$0.80
$0.60
$0.40
$0.20
$0.00
3Q08
Input Costs
Price
Volume
Operations/ Costs
Mix
Interest
Maintenance Outages
Tax
Ilim JV
3Q09

44 Earnings from continuing operations before special items; volume includes earnings from WY PKG 3Q09 vs. 3Q08 EPS 3Q09 vs. 3Q08 EPS .48

153
214
144
7
99
(73)
(93)
(23)
$0
$50
$100
$150
$200
$250
$300
3Q08 Input
Costs
Price Volume/
LOO
Mix Maintenance
Outages
Operations/
Costs
3Q09
Industrial Packaging
Earnings
3Q09 vs. 3Q08
Industrial Packaging
Earnings
3Q09 vs. 3Q08
Earnings before special items

210
138
88
11
9
14
(141)
(32)
(21)
$0
$25
$50
$75
$100
$125
$150
$175
$200
$225
$250
$275
$300
$325
3Q08 Input
Costs
Price Volume/
LOO
Mix Maintenance
Outages
Operations/
Costs
Other 3Q09
Printing
Papers Earnings
3Q09 vs. 3Q08
Printing
Papers Earnings
3Q09 vs. 3Q08
Earnings before special items

6
68
58
18
12
9
4
(35)
(4)
$0
$15
$30
$45
$60
$75
$90
3Q08 Input
Costs
Price Volume/
LOO
Mix Maintenance
Outages
Operations/
Costs
Other 3Q09
Consumer Packaging
Earnings
3Q09 vs. 3Q08
Consumer Packaging
Earnings
3Q09 vs. 3Q08
Earnings before special items

48 Total Cash Cost Components 3Q09 YTD Total Cash Cost Components 3Q09 YTD North American Mills Only Fiber 28% Materials 14% Labor 14% Chemicals 12% Freight 12% Energy 11% Overhead 9%

$19
$7
($9)
Industrial Packaging
Consumer Packaging
Printing Papers
Fiber
Energy
Chemicals
Freight
OCC

$28
$0
($3)
($8)
Fiber
Freight
Energy
Chemicals
North America
Outside North America

INTERNATIONAL PAPER

49 Global Input Costs by Segment $17 Million, or $0.03/Share Favorable vs. 2Q09 Global Input Costs by Segment $17 Million, or $0.03/Share Favorable vs. 2Q09 By Business By Input Type

INTERNATIONAL PAPER

Outside North America
North America
Million

97
68
66
59
($5)
$10
$25
$40
$55
$70
$85
$100
Energy Fiber Chemicals Freight
Global Input Costs by Input
$290MM, or $0.47/Share Favorable vs. 3Q08
Global Input Costs by Input
$290MM, or $0.47/Share Favorable vs. 3Q08
Input costs for continuing businesses; does not include WY PKG

0
50
100
150
200
250
Jan Apr Jul Oct Jan Apr Jul Oct Jan Apr Jul Oct Jan Apr Jul Oct Jan Apr Jul
2005 2006 2007
NYMEX Natural Gas closing prices
Index: Jan 2005 Natural Gas Costs = 100
Natural Gas Costs
3% Decrease vs. 2Q09 Average Cost
Natural Gas Costs
3% Decrease vs. 2Q09 Average Cost
2008 2009

90
95
100
105
110
115
120
125
Jan Apr Jul Oct Jan Apr Jul Oct Jan Apr Jul Oct Jan Apr Jul Oct Jan Apr Jul
U.S. Mill Wood Costs
Flat vs. 2Q09 Average Cost
U.S. Mill Wood Costs
Flat vs. 2Q09 Average Cost
Index: Jan 2005 Wood Costs = 100
2005 2006
2007 2009
Delivered cost to U.S. facilities
2008

INTERNATIONAL PAPER

160
140
120
100
80
60
40
2005
2006
2007
2008
2009
Jan
Apr
Jul
Oct
Jan
Apr
Jul
Oct
Jan
Apr
Jul
Oct
Jan
Apr
Jul
Oct
Jan
Apr
Jul

Index: Jan 2005 OCC Costs = 100
U.S. Old Corrugated Containers Costs
36% Increase vs. 2Q09 Average Cost
U.S. Old Corrugated Containers Costs
36% Increase vs. 2Q09 Average Cost
2005-2007 represents WY PKG delivered costs; 2008-2009 represents the integrated system

220
200
180
160
140
120
100
80
60
40
2006
2007
2008
2009
Jan
Apr
Jul
Oct
Jan
Apr
Jul
Oct
Jan
Apr
Jul
Oct
Jan
Apr
Jul

54 Index: Jan 2006 Fuel Oil Costs = 100 U.S. Fuel Oil 5% Increase vs. 2Q09 Average Cost U.S. Fuel Oil 5% Increase vs. 2Q09 Average Cost WTI Crude prices

INTERNATIONAL PAPER

225
200
175
150
125
100
75
Jan Apr Jul Oct Jan Apr Jul Oct Jan Apr Jul Oct Jan Apr Jul Oct Jan Apr Jul

2005 2006 2007 2009
Index: 1Q05 Chemical Composite= 100
2008
Delivered cost to U.S. facilities; includes Caustic Soda, Sodium Chlorate, Starch and Sulfuric Acid
2005 - 2008 excludes WY PKG
U.S. Chemical Composite Index
21% Decrease vs. 2Q09 Average Cost
U.S. Chemical Composite Index
21% Decrease vs. 2Q09 Average Cost

Global Consumption
Annual Purchase Estimates for Key Inputs
Global Consumption
Annual Purchase Estimates for Key Inputs
Does not include Asian or Ilim consumption
Estimates are based on normal operations and may be impacted by downtime
Commodity U. S. Non – U. S.
Energy
Natural Gas (MM BTUs)
50,500,000 16,000,000
Fuel Oil (Barrels)
2,100,000 500,000
Coal (Tons)
1,100,000 230,000
Fiber
Wood (Tons)
50,000,000 8,400,000
Old Corrugated Containers (Tons)
3,500,000 310,000
Chemicals
Caustic Soda (Tons)
330,000 60,000
Starch (Tons)
490,000 110,000
Sodium Chlorate (Tons)
225,000 50,000
LD Polyethylene (Tons)
45,000 -
Latex (Tons)
25,000 4,000